Investment Company Act File No. 811-07527

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒ Filed by the Registrant

☐ Filed by a Party other than the Registrant

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Soliciting Material Pursuant to Rule 14a-12

Turner Funds

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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Turner Funds

Turner Medical Sciences Long/Short Fund
Turner Titan Long/Short Fund
Turner Midcap Growth Fund
Turner Small Cap Growth Fund
Turner SMID Cap Growth Opportunities Fund

[Mailing Date], 2016

Dear Shareholder,

It is our pleasure to invite you to the Special Meeting of Shareholders of Turner Funds (the “Trust,” each series thereof, a “Fund,” together, the “Funds”), to be held on December 2, 2016 at the offices of Turner Investments LLC, 1000 Chesterbrook Blvd., 1st Floor, Berwyn, PA 19312-2414 at 10:00 a.m. Eastern Time (the “Special Meeting”). This Special Meeting is being called because on August 19, 2016 (the “Closing Date”), Turner Investments, L.P., the investment adviser to the Funds (“Turner”), merged with Turner Investment Holdings L.P. (“TIH”) by which TIH agreed to acquire, directly and indirectly, all of the outstanding equity interests of Turner through a merger transaction (the “Acquisition”) which resulted in a change of control of Turner effective as of the Closing Date pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”). Following the Acquisition, Turner Investments LLC (“New Turner”) succeeded to the investment adviser registration of Turner and succeeded Turner as the investment adviser to the Funds. New Turner is a Delaware limited liability company.

The change of control caused by the Acquisition resulted in the termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds named above, and Turner. For New Turner to continue as the Funds’ investment adviser following the Acquisition, the Trust is required to seek the approval by the shareholders of the Funds of a new advisory agreement between New Turner and the Trust, on behalf of each Fund. We are also pleased to announce that New Turner has agreed to waive its advisory fees under the new advisory agreement to the extent they exceed, as a percentage of net assets: 0.75% with respect to each of Turner Medical Sciences Long/Short Fund and Turner Titan Long/Short Fund; 0.40% with respect to Turner Midcap Growth Fund; 0.50% with respect to Turner Small Cap Growth Fund; and 0.45% with respect to Turner SMID Cap Growth Opportunities Fund. If the new advisory agreement is approved and the fee waiver agreement goes into effect, New Turner will propose to the Trust’s Board of Trustees (the “Board”) that the new advisory agreement be amended to reduce New Turner’s advisory fees to these levels. The effect of the fee waiver and expected subsequent fee reduction is that advisory fees will decrease as follows: from 1.50% to 0.75% for each of Turner Medical Sciences Long/Short Fund and Titan Long/Short Fund; from 0.75% to 0.40% for Turner Midcap Growth Fund; from 1.00% to 0.50% for Turner Small Cap Growth Fund; and from 1.00% to 0.45% for Turner SMID Cap Growth Opportunities Fund. The Board believes that approving a new advisory agreement between New Turner and the Trust, on behalf of each Fund, is in the best interests of the Funds and their shareholders. Accordingly, the current Board of Trustees has unanimously voted to approve a new advisory agreement for the Funds and to recommend that the shareholders of each Fund also approve the new advisory agreement.

Shareholders are also being asked to vote on a proposal to approve the election of eight (8) nominees to the Board.

The enclosed proxy statement explains the following proposals:

❖	A proposal to approve a new investment advisory agreement between the Trust, on behalf of each Fund, and New Turner as a result of the Acquisition.

❖	A proposal to elect eight (8) nominees to the Board.

Please note that the terms of the new advisory agreement are substantially similar to the terms of the Trust’s current advisory agreement with respect to services provided by Turner and are identical with respect to the advisory fees payable to Turner. However, as described above, New Turner has agreed to waive a portion of the advisory fees payable with respect to each Fund under the new advisory agreement. Also, the Funds will not bear any portion of the costs related to the Acquisition.

Thank you for your investment in the Funds. I encourage you to exercise your rights in governing the Funds by voting on the proposal. The Board of Trustees recommends that you vote FOR the proposal to approve the investment advisory agreement. The Board of Trustees is seeking your vote on the proposal to elect eight (8) nominees to the Board and recommends that shareholders approve this proposal. Your vote is important. Whether or not you expect to attend the Meeting, it is important that your shares be represented. Your immediate response will help reduce the need for the Funds to conduct additional proxy solicitations. Please review the proxy statement and then vote. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.

•	PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

•	IN PERSON: Vote in person at the Meeting at the offices of Turner Investments LLC on December 2, 2016.

On behalf of the Board and the management of the Funds, I extend our appreciation for your continued support.

Sincerely,

Robert E. Turner
President and Trustee

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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	TIH acquired, directly and indirectly, all of the outstanding equity interests of Turner through the Acquisition. While Turner continues to perform investment advisory services after the Closing Date, the consummation of the Acquisition has resulted in the change of control of Turner, with New Turner as the successor entity. Under federal securities law and the terms of the current advisory agreement, a change of control results in the termination of the current advisory agreement. If New Turner is to continue to serve as investment adviser to the Funds following the Acquisition, it is necessary for shareholders of the Funds to approve a new advisory agreement for the Funds.

Q.	Who is TIH and why are they acquiring all of the equity interests of Turner?

A.	Robert Turner and related trusts, Veracen L.P. (“Veracen”) and its affiliates and other new investors own 33.61%, 51.94% and 13.45% of Class A interests, respectively (with no one such other new investor holding 5% or more of such Class A interests), in TIH. TIH owns 100% of New Turner, the successor investment adviser to Turner, as a result of the consummation of the Acquisition. The general partner of TIH is Turner Holdings GP LLC, an affiliate of Veracen.

Q.	How will this affect my account with the Funds?

A.	The Acquisition should not affect your account. You can expect the same level of management expertise and quality shareholder service after the Acquisition.

Q.	Will the investment advisory fee rate be the same upon approval of the new advisory agreement?

A.	Yes, the investment advisory fee rate applicable to each Fund under the new advisory agreement will be identical to the rate in effect prior to the assignment. However, New Turner has contractually agreed to waive a portion of the advisory fees payable with respect to each Fund under the new advisory agreement to the levels shown in the table below. The table below shows the contractual rates of the advisory fee payable by each Fund to Turner under the current advisory agreement and to New Turner under the new advisory agreement, as well as the advisory fee rate payable to New Turner with respect to each Fund after the advisory fee waiver. If the new advisory agreement is approved and the fee waiver agreement goes into effect, New Turner will propose to the Board that the new advisory agreement be amended to reduce New Turner’s advisory fees to these levels.

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	Contractual Advisory Fee (as a percentage of average daily net assets) Under the Current Advisory Agreement	Contractual Advisory Fee (as a percentage of average daily net assets) Under the New Advisory Agreement	Contractual Advisory Fee (as a percentage of average daily net assets) Under the New Advisory Agreement (After Waivers)
Turner Medical Sciences Long/Short Fund	1.50%	1.50%	0.75%
Turner Titan Long/Short Fund	1.50%	1.50%	0.75%
Turner Midcap Growth Fund	0.75%	0.75%	0.40%
Turner Small Cap Growth Fund	1.00%	1.00%	0.50%
Turner SMID Cap Growth Opportunities Fund	1.00%	1.00%	0.45%

Q.	How many of the nominees will be Independent Trustees if elected?

A.	Six of the eight Trustee nominees will not be considered to be “interested persons” (as such term is defined in the 1940 Act) (the “Independent Trustee Nominees”) if elected by shareholders. Independent Trustees have no affiliation with the Funds or Turner, apart from any personal investments they choose to make in a Fund as private individuals. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders. One of the Independent Trustee Nominees, Mr. Alfred C. Salvato, is currently a Trustee of the Trust. Mr. Robert E. Turner, one of the two Trustee nominees who are each an “interested person,” as such term is defined in the 1940 Act, of Turner, is currently an interested Trustee of the Trust.

Q.	How long will each Trustee Nominee serve?

A.	Each nominee may serve on the Board until he or she is removed, resigns, or is subject to various disabling events such as death or incapacity. The terms of the Independent Trustee Nominees are also subject to the following provisions: (i) a Trustee shall be subject to a retirement age of 75, so that any Trustee who reaches such age shall resign as of the December 31st immediately following his or her 75th birthday, unless waived by the Independent Trustees; and (ii) a Trustee who is not a current Trustee shall be subject to a 12 year term of office ending on the December 31st of the 12 year anniversary of the year in which he or she was first elected to the position of Trustee, subject to a one–time renewal for a second 12 year term by the vote of a majority of Trustees, including a majority of Disinterested Trustees, as that term is defined in the Trust’s Agreement and

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Declaration of Trust, in their sole discretion, subject to any required shareholder vote under the 1940 Act.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs ultimately will be borne by Turner.

Q.	What will happen if shareholders of a Fund do not approve the new advisory agreement?

A.	If shareholders of a Fund do not approve the new advisory agreement, then the current advisory agreement with respect to that Fund will terminate upon the date of the expiration of the interim investment advisory agreement that was approved by the Board of Trustees of the Trust. The Board entered into an interim advisory agreement that will be effective for up to 150 days following the Closing Date. The terms of the interim advisory agreement are the same as those of the current advisory agreement and the terms of the new advisory agreement, except for certain provisions that are required by law and the date and term of the agreement. However, New Turner has agreed to waive a portion of the advisory fees payable under the new advisory agreement and will propose to the Board that the new advisory agreement be amended to reduce the advisory fees by the same amount. The provisions required by law include a requirement that the fees payable under the interim advisory agreement be put into an escrow account. If a Fund’s shareholders approve the new advisory agreement at some time within 150 days of the Closing Date, the interim advisory agreement with respect to that Fund will terminate and the compensation (plus interest) payable by the Fund under the interim advisory agreement will be paid to New Turner. If the new advisory agreement is not so approved with respect to a Fund, only the lesser of the costs incurred (plus interest) or the amount in the escrow account (including interest) will be paid to New Turner. If shareholders of a Fund do not approve the new advisory agreement within the term of the interim advisory agreement, the Board of Trustees of the Trust will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund, including (without limitation) the liquidation of that Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board of Trustees, including all of the Independent Trustees, recommend that you vote in favor of the proposal to approve the new advisory agreement and the proposal to elect eight (8) nominees to the Board of Trustees.

Q.	I have only a few shares – does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Funds might not receive enough votes to reach a quorum to

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hold the Special Meeting. If it appears that there will not be a quorum, the Funds would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What’s the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that each Fund receives enough votes to act on the proposal. Unless you attend the meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by Turner Funds by 9:00 a.m. Eastern Time on December 2, 2016.

Q.	Who is eligible to vote?

A.	Any person who owned shares of a Fund on the “record date,” which was September 12, 2016 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways. Voting is quick and easy. Everything you need is enclosed. To cast your vote:

•	INTERNET: Visit the website indicated on your Proxy Card(s). Enter the control number on your Proxy Card(s) and follow the instructions.

•	PHONE: Please call the toll-free number listed on your Proxy Card(s). The control number on your Proxy Card(s) will be needed at the time of the call.

•	MAIL: Complete the Proxy Card(s) enclosed in this package. BE SURE TO SIGN EACH CARD before mailing it in the postage-paid envelope.

•	IN PERSON: In person at the Meeting at the offices of Turner Investments LLC on December 2, 2016.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Funds to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

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Turner Funds
Turner Medical Sciences Long/Short Fund
Turner Titan Long/Short Fund
Turner Midcap Growth Fund
Turner Small Cap Growth Fund
Turner SMID Cap Growth Opportunities Fund

1000 Chesterbrook Blvd., 1st Floor
Berwyn, PA 19312-2414

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held December 2, 2016

Turner Funds will host a Special Meeting of Shareholders of Turner Funds on December 2, 2016 at the offices of Turner Investments LLC, 1000 Chesterbrook Blvd., Berwyn, PA 19312-2414, at 10:00 a.m. Eastern Time (the “Special Meeting”). This Special Meeting of the Turner Funds is being held so that shareholders can consider the following:

1.	A proposal to approve a new advisory agreement between the Trust on behalf of the Turner Funds (each, a “Fund” and, collectively, the “Funds”), and Turner Investments LLC (“New Turner”) as successor to Turner Investments, L.P., each Fund’s current investment adviser (“Turner”), as a result of a proposed transaction involving the sale of Turner;

2.	A proposal to elect eight (8) nominees to the Board of Trustees of the Trust; and

3.	Any other business that may properly come before the Special Meeting.

THE BOARD OF TRUSTEES OF TURNER FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT. THE BOARD RECOMMENDS THE APPROVAL OF THE ELECTION OF THE NOMINEES TO THE BOARD. APPROVAL OF THE NEW ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE CONSUMMATION OF THE CHANGE OF CONTROL OF TURNER RESULTED IN THE TERMINATION OF THE PREVIOUSLY EXISTING ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF THE FUNDS, AND TURNER. APPROVAL OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN ANY FUND’S ADVISORY FEE RATE.

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Shareholders of record of each Fund at the close of business on the record date, September 12, 2016 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about [Mailing Date] to such shareholders of record.

By Order of the Board of Trustees,

Robert E. Turner
President and Trustee

Berwyn, Pennsylvania
[Mailing Date], 2016

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help your Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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Turner Funds
Turner Medical Sciences Long/Short Fund
Turner Titan Long/Short Fund
Turner Midcap Growth Fund
Turner Small Cap Growth Fund
Turner SMID Cap Growth Opportunities Fund

PROXY STATEMENT

1000 Chesterbrook Blvd., 1st Floor
Berwyn, PA 19312-2414

SPECIAL MEETING OF SHAREHOLDERS
December 2, 2016

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Turner Funds (the “Trust”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of Turner Funds. The following table identifies the proposals set forth in this proxy statement and indicates which Turner Funds (each a “Fund” and, collectively, the “Funds”) are affected by the proposal and whether such Funds vote separately or together on such proposal.

Proposal
Number	Proposal Description	Funds
1	Approval of new advisory agreement for the Funds	All Funds (voting separately)
2	Election of eight (8) nominees to the Board of Trustees of the Trust	All Funds (voting together as a single class)

You will find this proxy statement divided into three parts:

Part 1	Provides details on the proposal to approve new advisory agreement (see page 12)

Part 2	Provides details on the proposal to elect eight (8) nominees to the Board of Trustees of the Trust (see page 21)

Part 3	Provides information about ownership of shares of each Fund (see page 34)

Part 4	Provides information on proxy voting and the operation of the Meeting (see page 35)

Please read the proxy statement before voting on the proposal. Please call toll-free at 1-800-224-6312 if you have any questions about the proxy statement, or if you would like additional information.

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We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [Mailing Date], 2016.

Please note that only one copy of this proxy statement or Notice of Special Meeting of Shareholders may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy or for instructions on how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the applicable Fund at the Pennsylvania address and phone number set forth above.

Annual and Semi-Annual Reports. The Funds’ most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through Turner’s website at www.turnerinvestments.com. You may also request a report by calling toll-free at (800) 224-6312.

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Important Notice Regarding the Availability of Materials
for the Shareholder Meeting to be Held on December 2, 2016

The proxy statement for the Meeting is available at http://www.turnerinvestments.com.

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PART 1

DESCRIPTION OF PROPOSAL
APPROVAL OF A NEW ADVISORY AGREEMENT
(each Fund voting separately)

Introduction

The Meeting is being called to consider a proposal necessitated by the closing of the transaction on August 19, 2016 (the “Closing Date”), by which Turner Investments, L.P., the investment adviser to the Funds (“Turner”), merged with Turner Investment Holdings L.P. (“TIH”) by which TIH agreed to acquire, directly and indirectly, all of the outstanding equity interests of Turner through a merger transaction (the “Acquisition”). Following the Acquisition, Turner Investments LLC (“New Turner”) succeeded to the investment adviser registration of Turner and succeeded Turner as the investment adviser to the Funds. New Turner is a Delaware limited liability company. The result of the Acquisition was a change of control of Turner and the automatic termination of the previously existing advisory agreement between the Trust, on behalf of each of the Funds, and Turner, effective as of the Closing Date. If the proposal regarding the approval of a new advisory agreement is adopted by the Funds, New Turner, as successor to Turner, would continue to serve as the investment adviser to each Fund.

The Acquisition closed prior to the date of this proxy statement. To avoid disruption of the Funds’ investment management program, on June 10, 2016, the Board of Trustees adopted an interim advisory agreement between the Trust and Turner with respect to each Fund. The interim advisory agreement was approved pursuant to Rule 15a-4 under the 1940 Act, which allows an adviser to provide investment management services pursuant to an interim advisory agreement for up to 150 days while a fund seeks shareholder approval of a new investment advisory agreement, subject to certain conditions.

The interim advisory agreement went into effect with respect to each Fund as of the Closing Date. If shareholder approval is not obtained for a Fund with respect to the advisory agreement, the interim advisory agreement will remain in effect (unless sooner terminated) until the earlier of shareholder approval or disapproval of the new advisory agreement or 150 days following the Closing Date.

During the term of the interim advisory agreement, the advisory fees earned by New Turner during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to New Turner if Fund shareholders approve the new advisory agreement with respect to that Fund within 150

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days of the Closing. If shareholders of a Fund do not approve the new advisory agreement within 150 days of the Closing, then New Turner will be paid the lesser of: (i) any costs incurred in performing its services under the interim advisory agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned. As of September 12, 2016, the balance of the escrow account was $[ ].

The form of the new advisory agreement is attached hereto as Exhibit A. The terms of the new advisory agreement are substantially similar to the terms of the Trust’s current advisory agreement on behalf of the Funds with respect to services currently provided by Turner and services to be provided by New Turner. In addition, the advisory fees payable to New Turner by each Fund under the new advisory agreement are identical to the advisory fees payable under the previously existing advisory agreement. New Turner has agreed to waive its advisory fees under the new advisory agreement to the extent they exceed, as a percentage of net assets: 0.75% with respect to each of Turner Medical Sciences Long/Short Fund and Turner Titan Long/Short Fund; 0.40% with respect to Turner Midcap Growth Fund; 0.50% with respect to Turner Small Cap Growth Fund; and 0.45% with respect to Turner SMID Cap Growth Opportunities Fund. If the new advisory agreement is approved and the fee waiver agreement goes into effect, New Turner will propose to the Board that the new advisory agreement be amended to reduce New Turner’s advisory fees to these levels. The effect of the fee waiver and expected subsequent fee reduction is that advisory fees will decrease as follows: from 1.50% to 0.75% for each of Turner Medical Sciences Long/Short Fund and Titan Long/Short Fund; from 0.75% to 0.40% for Turner Midcap Growth Fund; from 1.00% to 0.50% for Turner Small Cap Growth Fund; and from 1.00% to 0.45% for Turner SMID Cap Growth Opportunities Fund. The material terms of the new advisory agreement and current advisory agreement are compared below in “Terms of the Previously Existing and New Advisory Agreements.”

Your approval of the new advisory agreement will not result in any change in any of the Funds’ advisory fee rates.

Information About Turner

Turner is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Turner is located at 1000 Chesterbrook Blvd., 1st Floor, Berwyn, PA 19312-2414 and provides investment management and advisory services to other accounts. As described above, Turner is a Pennsylvania limited partnership which was founded in 1990 and is headquartered in Berwyn, Pennsylvania. Turner has served as each Fund’s investment adviser since each Fund’s inception.

The Acquisition

On June 10, 2016, Turner entered into the Merger Agreement with TIH and the other parties to the Merger Agreement, pursuant to which TIH agreed to acquire, directly and indirectly, all of the outstanding equity interests of Turner through the Acquisition. Following the Closing Date, which took place on August 19, 2016, TIH controls and has complete ownership of New Turner as successor to Turner. The Acquisition resulted in a change of control of Turner pursuant to the 1940 Act. No assurance can be given that TIH will permanently retain its interest in New Turner.

Information Concerning TIH, Veracen and New Turner

The following information, which has been provided by TIH, Veracen and its affiliates and New Turner, as applicable, is intended to give shareholders of the Funds background information concerning TIH, Veracen and its affiliates, New Turner and their businesses.

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TIH is a Delaware limited partnership located at 1000 Chesterbrook Blvd., 1st Floor, Berwyn, PA 19312-2414. Robert Turner and related trusts, Veracen and its affiliates and other new investors own 33.61%, 51.94% and 13.45% of Class A interests, respectively (with no one such other new investor holding 5% or more of such Class A interests), in TIH. The general partner of TIH is Turner Holdings GP LLC, a Delaware limited liability company and an affiliate of Veracen located at 777 Flagler Drive, Suite 800, West Palm Beach, FL 33401. Robert Turner is the founder and managing principal of New Turner, which is located at 1000 Chesterbrook Blvd., 1st Floor, Berwyn, PA 19312-2414. Veracen is a Delaware limited partnership located at 777 Flagler Drive, Suite 800, West Palm Beach, FL 33401. Following the Closing, TIH became the complete owner of New Turner, the successor registered investment adviser of Turner.

Terms of the Merger Agreement

The following is a summary of the terms of the Acquisition considered relevant to the Funds:

On June 10, 2016, Turner entered into the Merger Agreement with TIH and the other parties to the Merger Agreement, pursuant to which TIH agreed to acquire, directly and indirectly, all of the outstanding equity interests of Turner through a merger transaction. The Acquisition was completed and, following the Closing on August 19, 2016, TIH controls and has complete ownership of Turner. The Acquisition resulted in a change of control of Turner pursuant to the 1940 Act. The Closing was subject to a number of conditions set forth in the Merger Agreement that have been satisfied with respect to each party or have been waived.

Assuming shareholder approval of the new advisory agreement, New Turner as successor to Turner will continue to serve as each Fund’s investment adviser. New Turner currently serves as investment adviser to the Funds pursuant to an interim investment advisory agreement as described above on page 12 under “Introduction.”

Acquisition Not Expected to Adversely Affect New Turner or the Funds

It is anticipated that the Acquisition and Turner’s affiliation with TIH will not result in any change in the services provided by New Turner, as successor to Turner, to the Funds. It is further anticipated that the Acquisition and New Turner as successor investment adviser will not diminish in any way the high level of investment advisory service previously provided by Turner and may enhance the services provided to the Funds going forward.

Impact of the Acquisition on the Funds’ Advisory Agreement and Summary of the Proposal

Shareholders of each Fund are being asked to approve a proposed new advisory agreement with New Turner. The consummation of the

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Acquisition constituted an “assignment” (as defined in the 1940 Act) of the Trust’s current advisory agreement with Turner (the “previously existing advisory agreement”). As required by the 1940 Act, the advisory agreement provided for its automatic termination in the event of an assignment. Accordingly, the advisory agreement terminated upon the Closing of the Acquisition, and the new advisory agreement is necessary if New Turner is to continue to manage the Funds as successor to Turner beyond the 150 day term of the interim advisory agreement.

Factors Considered by the Trustees and their Recommendation

At a special in-person meeting of the Board of Trustees of the Trust held on June 10, 2016, the Trustees, including all of those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”), unanimously voted to approve the new investment advisory agreement (the “New Agreement”) for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the New Agreement with New Turner, effective upon the closing of the Acquisition.

In reaching a decision to approve the New Agreement, the Independent Trustees, with the assistance of independent counsel, considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of the services expected to be provided by New Turner under the New Agreement; (2) the Funds’ investment performance; (3) the fact that the Acquisition is expected to enhance the depth of the investment advisory teams providing services to the Funds; (4) the fact that members of the current portfolio management teams for each of the Funds will continue to manage those funds, with the assistance of experienced personnel expected to be retained by New Turner; (5) the fact that the fee structures under the New Agreement would be identical to the fee structures under the existing advisory agreement, including with respect to fee waivers; (6) the fact that the Acquisition will provide the Funds’ adviser with enhanced capital resources, as well as additional investment and administrative personnel, which will provide further stability for current operations and future growth; (7) the fact that New Turner plans to expand the business of the Trust thereby offering more investment options to current shareholders; (8) the experience of the owners of New Turner in the investment management business, including with respect to compliance with the federal securities laws; and (9) other factors deemed relevant.

The Independent Trustees evaluated the New Agreement in light of all the materials provided prior to and during the meetings and at other meetings during the past several months, the presentations made during the meetings and the discussions held during the meetings. The Trustees reviewed these materials with management of New Turner and independ-

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ent counsel to the Independent Trustees. The Independent Trustees also discussed the New Agreement with counsel in an executive session, at which no representatives of Turner or New Turner were present. The Trustees considered whether the New Agreement would be in the best interests of each Fund and its shareholders and the overall fairness of the New Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services expected to be provided by New Turner; (2) the Funds’ investment performance; (3) the anticipated cost of the services to be provided and the profits to be realized by New Turner from its relationship with the Funds; (4) the extent to which economies of scale have been or will be realized as the Funds grow; and (5) the extent to which fee levels reflect the economies of scale if any, for the benefit of the Funds’ shareholders. The Trustees also considered that the Funds would not bear any expenses related to the Transaction, including expenses related to the proxy statement and solicitation of shareholders.

Section 15(f) of the 1940 Act. The Trustees also considered whether the arrangements between Turner, New Turner and the Funds comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the transaction, at least 75% of the board members of the Trust cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a Fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a Fund (other than bona fide ordinary compensation as principal underwriter for the Fund).

Consistent with the first condition of Section 15(f), six of the eight individuals nominated to serve on the Board of Trustees of the Trust and whom shareholders are being asked to approve, are not “interested persons” (as defined in the 1940 Act) of Turner nor will they be “interested persons” (as defined in the 1940 Act) of New Turner following the Acquisition. With the exception of Mr. Salvato, who has been an independent

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Trustee of the Trust since 1996 and Chairman of the Board of Trustees since 2004, and Mr. Turner, who has been an interested Trustee of the Trust since 2015, none of the nominees currently serve or have previously served as Trustees of the Trust. Thus, at least 75% of the Trustees would not be “interested persons” (as defined in the 1940 Act) of Turner or New Turner for a period of three years after closing of the Acquisition and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), Turner and New Turner have each represented that the Acquisition will not have an economic impact on Turner’s or New Turner’s ability to provide services to the Fund and no fee increases are contemplated. Thus, the Trustees found that the Proposed Acquisition will not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Proposed Acquisition. Turner and New Turner have each represented that neither Turner nor New Turner nor any interested person of Turner or New Turner will receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

The Trustees also considered that, if shareholders approve the New Agreement, the Trustees (including the nominees, if elected) will continue to conduct a formal annual contracts review and renewal process consistent with the process that would have been conducted had the existing agreement remained in effect and not been replaced by the New Agreement. The Trustees noted that the Board would be able to monitor on a regular basis the ability of New Turner to comply with its undertakings to the Board and to monitor on an ongoing basis the quality of services to, and expenses of, the Funds. In addition, the Trustees considered that, under the New Agreement, the Board of Trustees will continue to have the authority, should the need arise in its view, to terminate the New Agreement without penalty upon 60 days’ notice.

Based on all of the foregoing, the Trustees recommend that shareholders of each Fund vote FOR the approval of the new advisory agreement.

If the shareholders of a particular Fund do not approve the New Agreement with respect to that Fund and the Transaction is consummated, the Trustees would consider what further action to take consistent with their fiduciary duties to that Fund.

Terms of the Previously Existing and New Advisory Agreements

A copy of the new advisory agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the new advisory agreement have been included in this summary. You should refer to Exhibit A for the new advisory agreement, and the description set forth in this proxy statement of the new advisory

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agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by New Turner to each Fund under the new advisory agreement and the fee structure with respect to each Fund are identical to the services currently provided by Turner and the fee structure under the previously existing advisory agreement. However, New Turner has agreed to waive a portion of the advisory fees payable with respect to each Fund under the new advisory agreement and will propose to the Board that the new advisory agreement be amended to reduce the advisory fees by the same amount. The contractual rates of the advisory fee payable by each Fund to Turner, the advisory fee rate payable to New Turner with respect to each Fund after the advisory fee waiver and the actual advisory fee rates paid to Turner by each Fund for the fiscal year ended September 30, 2015, is set forth in Exhibit B. The date on which the previously existing advisory agreement was most recently submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

Advisory Services. Both the new advisory agreement and the previously existing advisory agreement state that the Trust employs the adviser, subject to the control of the Board of Trustees of the Trust, in compliance with such policies as the Trustees may from time to time establish and in compliance with the objectives, policies and limitations for each Fund, to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Funds, to determine in its discretion the securities to be purchased or sold, to provide the Trust’s administrator and the Trust with records concerning the adviser’s activities which the Trust is required to maintain, and to render regular reports to the Trust’s administrator and to the Trust’s Officers and Trustees concerning the adviser’s discharge of its responsibilities.

Portfolio Transactions. Both the new advisory agreement and the previously existing advisory agreement provide that the adviser is authorized to select brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds and is directed to use its best efforts to obtain the best net results as described from time to time in the Funds’ Prospectuses and statements of additional information (“SAI”), and that the adviser will promptly communicate to the Trust’s administrator and to the officers and Trustees of the Trust such information relating to portfolio transactions as they may reasonably request. Both the new advisory agreement and the previously existing advisory agreement also provide that the adviser will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Trust or be in beach of any obligation owing to the Trust under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Funds’ Prospectuses and SAI.

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Compensation of Turner. Both the new advisory agreement and the previously existing advisory agreement contain identical fee structures with respect to each Fund based on each Fund’s average daily net assets. However, New Turner has agreed to waive a portion of the advisory fees payable with respect to each Fund under the new advisory agreement and will propose to the Board that the new advisory agreement be amended to reduce the advisory fees by the same amount.

Duration and Termination. The previously existing advisory agreement provided for its termination in connection with the change in control on August 19, 2016, and the new advisory agreement provides that it will continue for an initial two year term and may be continued for successive annual periods upon the approval a majority of the Board of Trustees, including a majority of the independent Trustees voting separately. Both the new advisory agreement and the previously existing advisory agreement provide that they shall continue in effect for periods of one year so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding securities of each Fund. Both the new advisory agreement and the previously existing advisory agreement may be terminated at any time on not less than 30 days’ nor more than 60 days’ written notice, by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund), without payment of any penalty, or by the adviser at any time, without the payment of any penalty, on 90 days’ written notice to the Trust.

Payment of Expenses. Both the previously existing advisory agreement and the new advisory agreement provide that the adviser will pay all expenses of printing and mailing reports, prospectuses, statements of additional information and sales literature relating to the solicitation of prospective clients, and that the Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

Limitation of Liability. Both the previously existing advisory agreement and the new advisory agreement provide that the duties of the adviser shall be confined to those expressly set forth in the agreement and that no implied duties are assumed by or may be asserted against the adviser thereunder. The new advisory agreement and the previously existing advisory agreement both state that the adviser shall not be liable for any loss arising out of any investment or for any act or omission in carrying out its out its duties under the agreement, except a loss resulting from the adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified thereby.

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Additional Information Pertaining to Turner

The following table sets forth the name, position and principal occupation of each current executive officer of Turner as of August 31, 2016. Each individual’s address is c/o Turner Investments LLC, 1000 Chesterbrook Blvd., 1st Floor, Berwyn, Pennsylvania 19312-2414.

Name	Principal Occupation at Turner
Robert E. Turner	Managing Principal and Founder
Michael T. Kennedy	Managing Principal
Robert W. Baird	Principal, Chief Operating Officer and Chief Compliance Officer
Michael Valenza	Principal and Chief Financial Officer

There were no brokerage commissions paid by the Funds to affiliated brokers of Turner for the fiscal year ended September 30, 2015.

Foreside Fund Services, LLC serves as the distributor of the Funds. Turner serves as the administrator for the Funds. During the fiscal year ended September 30, 2015, the Trust paid $2,861,113 after waivers to Turner for its services as investment adviser and $831,635 to Turner for its services as administrator. If the new advisory agreement is approved, these investment advisory and administration services will continue to be provided by New Turner.

Required Vote

As provided under the 1940 Act, approval of the new advisory agreement will require the vote of a majority of the outstanding voting securities of the applicable Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Each Fund will vote separately, and all the shareholders of a Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH TURNER.

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PART 2

PROPOSAL TO APPROVE EIGHT (8) NOMINEES TO THE BOARD
OF TRUSTEES OF THE TRUST

At the Special Meeting, shareholders will be asked to elect eight (8) Trustees, who will constitute the entire Board of Trustees of the Trust. Mr. Alfred C. Salvato, one of the individuals nominated (each, a “Nominee”), is currently a Trustee of the Trust. Mr. Robert E. Turner, one of the two Nominees who are each an “interested person,” as such term is defined in the 1940 Act, of Turner, is currently an interested Trustee of the Trust. Mr. Salvato was appointed to the Board of Trustees in 1996 and Mr. Turner was appointed to the Board of Trustees in May 2015. Each Board member who is so elected will hold office until he or she resigns his or her position or until his or her term as a Trustee is otherwise terminated. Trustees’ terms will also be subject to the following: (i) a Trustee shall be subject to a retirement age of 75, so that any Trustee who reaches such age shall resign as of the December 31st immediately following his or her 75th birthday, unless waived by the Independent Trustees; and (ii) a Trustee who is not a current Trustee shall be subject to a 12-year term of office ending on the December 31st of the 12-year anniversary of the year in which he or she was first elected to the position of Trustee, subject to a one-time renewal for a second 12-year term by the vote of a majority of Trustees, including a majority of Disinterested Trustees, as that term is defined in the Trust’s Agreement and Declaration of Trust, in their sole discretion, subject to any required shareholder vote under the 1940 Act. Information concerning the names, ages, positions with the Funds, length of time served as an officer, current affiliations, and principal occupations of the principal officers of the Funds is also set out below. With respect to term of office, officers of the Funds are elected by the Board and, subject to the earlier termination of office, each officer holds office until his successor is elected and qualified.

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Interested Current Trustee Nominee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE NOMINEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(1)
Robert E. Turner 1958	Current Trustee Nominee; President	Since May 2015	Chairman and Chief Investment Officer of Turner (from 1990-2016); Chief Executive Officer of Turner (from 2015-2016); Managing Principal of New Turner (since 2016).	5

Independent Current Trustee Nominee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE NOMINEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(1)
Alfred C. Salvato 1958	Current Trustee Nominee; Current Chairman of the Board of Trustees	Since 2004 (Chairman of the Board); Since 1996 (Trustee)	Senior Vice President of Finance and Chief Investment Officer (since 2003) and Treasurer (since 1995), Thomas Jefferson University	5

Interested Trustee Nominee

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE NOMINEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(1)
Michael T. Kennedy 1954	Interested Trustee Nominee	N/A	Managing Principal of New Turner (since 2016); Senior Managing Partner and Principal of Veracen and its affiliates (since 2010).	N/A

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Independent Trustee Nominees

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE NOMINEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(1)
David B. Adcock, Esq. 1951	Trustee Nominee	N/A	Consultant (since 2006); Trustee of Victory Funds (since 2005); Trustee of Compass Funds (since 2015); Trustee of Hennessey Funds (2012-2014); Trustee of FBR Funds (2010-2012).	N/A
David Gilbert, PhD 1945	Trustee Nominee	N/A	Managing Member (since 2012), Whitemarsh Capital LLC; President & CEO (from 1995 to 2012), C*ATS Software.	N/A
Peri Wallace Higgins 1969	Trustee Nominee	N/A	President (since 2011), Evolve Advisors, LLC.	N/A
Richard D. Miles 1942	Trustee Nominee	N/A	Partner and Managing Director (since 1998), Berkshire Capital Securities, LLC.	N/A

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NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD BY TRUSTEE NOMINEE	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE(1)
William Moran, CPA 1941	Trustee Nominee	N/A	Retired from JP Morgan Chase & Co. (served from 1995 to 2005).	N/A

The Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single nominee, or particular factor, being controlling. The Board determined that each nomine is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each nominee. In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; the ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting shareholder interests and to interact effectively with the other Trustees, the adviser, other service providers, counsel and the independent registered accounting firm; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each nominee’s ability to perform his duties effectively is evidenced by his or her experience or achievements in the following areas: management or board experience in the investment management industry or companies in other fields; educational background and professional training; and experience as a trustee of other registered investment companies. Information as of August 31, 2016, indicating the specific experience, skills, attributes and qualifications of each nominee, which led to the Board’s determination that the nominee is qualified to serve as a Trustee, is provided below.

Trustee Nominee Experience

The following describes the relevant experience of each individual nominated to serve as a Trustee of the Trust.

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Independent Trustees

David B. Adcock, Esq. Mr. Adcock has extensive experience in financial services and fund administration. From 1982 until 2006, David served as General Counsel of Duke University and Duke University Health System. From 2005 to present, he has served as Trustee of Victory Funds. From 2010 to 2012, he served as Trustee of FBR Funds and then served as Advisor to its successor, Hennessey Funds. In 2015, David was elected Trustee of Compass Funds which offers an array of ETF investments. Mr. Adcock holds a Juris Doctor from the Duke University School of Law and a BA from the University of North Carolina at Chapel Hill.

David Gilbert, PhD. Dr. Gilbert has had a long and distinguished career as a chief executive officer, venture capitalist, and corporate director. He is currently a managing member of Whitemarsh Capital, a boutique investment bank and consultancy. Dr. Gilbert served as Chairman of Calfed Bankcorp and President & CEO of C*ATS SOFTWARE, a Nasdaq-listed company which was a leading provider of derivative trading and financial risk management software. Previously, he held positions as Senior Vice President and International Director of Risk Management Products and Services for Logica, a London-based informational technology company.  Dr. Gilbert started his professional career with the Federal Reserve Board as a Senior Economist and Member of the Bank Holding Company Task Force. Dr. Gilbert has authored numerous articles for such publications as American Banker and Euromoney and has spoken extensively on risk evaluation and management, venture investing, and corporate and strategic development. He has held faculty appointments at Harvard University, the Wharton School of Finance, and the City College of New York. Dr. Gilbert received his BBA from City College in New York and his MA and PhD degrees in Economics and Finance from Harvard University.

Peri Wallace Higgins. Ms. Higgins has extensive experience in financial services and in the asset management industry. She is currently President of Evolve Advisors, a management consulting firm. She also manages several private real estate investment partnerships. Prior to forming Evolve Advisors, Ms. Higgins was a director and senior analyst with Radnor Holdings Corporation where she was responsible for reviewing the firm’s venture capital and private equity investments across a broad range of industries including those in asset management, commercial and investment banking relationships and reviewing management business plans. Ms. Higgins holds an MBA in finance from the Wharton School of the University of Pennsylvania and an undergraduate degree with a concentration in psychology from Harvard University. Ms. Higgins also serves as a trustee on several nonprofit boards including the Episcopal Academy.

Richard D. Miles. Mr. Miles is a Partner/Managing Director of Berkshire Capital Securities, LLC, an investment banking firm specializing in providing strategic and financial advisory services in connection with mergers, acquisitions and divestitures of investment management companies, securities and investment banking firms and related financial institutions. He is a former President and Chief Operating Officer of Butcher and Company, as well as Chief Financial Officer of Butcher & Singer, a broker-dealer and principal operating subsidiary. He was also a Managing Director within the Capital Markets Group of Merrill Lynch.  Mr. Miles began his professional career in the corporate finance department of Chemical Bank. He is a past Chairman of the Board of Trustees of The Haverford School, a former director of WFS Financial Corporation, the parent company of Wheat First Butcher Singer, and currently a director of The Pennsylvania Trust Company.  Mr. Miles is a graduate of the University of Notre Dame where he received a BBA in Finance and was elected to Beta Gamma Sigma.  Mr. Miles received an MBA from the Wharton School of the University of Pennsylvania, where he was a Wharton Scholar.

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William Moran, CPA. Mr. Moran served as an Executive Vice President of JP Morgan Chase & Co and also as its General Auditor, having joined the bank in 1975. Mr. Moran held various positions in auditing including Director of Electronic Data Processing (EDP) Audit and Systems Review Executive; Director of Corporate, Subsidiary and MIS Audit; and in 1985, he served as the Director of the Western Hemisphere Audit Group. In that capacity, he had responsibility for Chase’s Special Investigations unit, and for audits of various head office areas, subsidiaries of the Corporation, and businesses in the Caribbean and in South America. Before joining Chase, (now J.P. Morgan Chase & Co.), Mr. Moran was with the accounting firm of Peat, Marwick, Mitchell & Co. (now KPMG) for nine years auditing financial institutions.  He is a Member of the American Institute of Certified Public Accountants, and the New York Society of Certified Public Accountants. He serves on the Board of Directors of BGC Partners where he is Chair of the Audit Committee and a member of Compensation Committee and on the Advisory Board of the School of Management of Marist College. He has served on the Boards of Directors of eSpeed Inc, Sovereign Bank Corp (now Santander Bank Corp), The Lighthouse International, and The College of Technology. Mr. Moran is a Certified Public Accountant and a Certified Bank Auditor.  Mr. Moran was awarded a BA, cum laude, from Marist College and an MBA from Columbia University. He is also a graduate of the Stonier Graduate School of Banking at Rutgers University.

Alfred C. Salvato. Mr. Salvato has been a Trustee since 1996, Chairman of the Board since 2004, and Chairman of the Audit Committee since 2003. Mr. Salvato has 31 years of experience in the investment management field.

Interested Trustees

Robert E. Turner. Mr. Turner currently serves as a Trustee of the Trust has been a member of the Board of Trustees since 2015. He is the co-founder, Chairman, Chief Investment Officer and Chief Executive Officer of Turner. Mr. Turner co-founded Turner in 1990 and was previously a Trustee of the Trust from 1996-2010. He has over 35 years of finance experience.

Michael T. Kennedy. Mr. Kennedy serves as Senior Managing Partner and CEO of Veracen and its affiliates. Prior to founding Veracen and its investment affiliates in 1990, Mr. Kennedy served as Vice President and CFO of Airgas, Inc. (NYSE: ARG) and Chairman and CEO of Radnor Holdings Corporation. Mr. Kennedy has served on the board of over 40 public and private companies in the U.S., Canada and Europe, across a number of industries including: Investment management, commercial and investment banking, chemicals, packaging, media/telecommunications and healthcare.

Current Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the current Board of Trustees. The Funds have engaged the adviser to manage the Funds on a day-to-day basis. The Board is responsible for overseeing the adviser and other service providers in the operation of the Funds in

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accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Funds’ Agreement and Declaration of Trust and By-Laws. The Board is currently composed of four members, three of whom are Independent Trustees. Upon the election of the nominees listed above, each of the current Trustees, other than Messrs. Salvato and Turner, will resign from the Board. The Board meets in-person at regularly scheduled meetings four times each year and currently meets telephonically for regularly scheduled meetings each month that there is not a quarterly in-person meeting. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss matters between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. As described below, the Board has established an Audit Committee, Valuation Committee and Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The current Board has appointed Alfred C. Salvato, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The current Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the adviser and other service providers (depending on the nature of the risk), which carry out each Fund’s investment management and business affairs. The adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the adviser and other service providers have their own independent interests in risk management, and their policies and methods of risk management

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will depend on their functions and business models. The current Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The current Board requires senior officers of the Trust, including the President, Chief Financial Officer and Chief Compliance Officer (“CCO”) and the adviser, to report to the full current Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The current Board and the current Audit Committee also receive regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. The current Board also receives reports from certain of the Trust’s other primary service providers on a periodic or regular basis, including the Trust’s custodian, distributor, sub-administrator and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Current Board Standing Committees. The Board has established the following standing committees:

Current Audit Committee. The current Board has a standing Audit Committee that is composed of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust’s independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) serving as a channel of communication between the independent auditor and the Trustees; (iv) reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s sub-administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (v) reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements; (vi) considering, in consultation with the independent auditors and the Trust’s senior internal accounting executive, if any, the independent auditors’ report on the adequacy of the Trust’s internal financial controls; (vii) reviewing, in consultation with the Trust’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and (viii) other

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audit related matters. The Audit Committee meets at least once a quarter, and as otherwise necessary. During the fiscal year ended September 30, 2015, the Audit Committee met four times.

Current Fair Value Pricing Committee. The current Board has a standing Fair Value Pricing Committee that is composed of Mr. Salvato and various representatives of the Trust’s service providers, as appointed by the Board. Ms. Sansone and Dr. Wholihan serve as alternates in the event that the Mr. Salvato is unavailable for a Committee meeting. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which a Fund believes are unreliable. The Fair Value Pricing Committee’s determinations are reviewed by the full Board. The Fair Value Pricing Committee meets periodically, as necessary, and did not meet in the most recently completed fiscal year.

Current Nominating Committee. The current Board has a Nominating Committee that is composed of the independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The Nominating Committee is responsible for selecting and nominating persons to serve as trustees of the Trust. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Trust and by shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a shareholder includes at a minimum: the name, address and telephone number of the recommending shareholder and information concerning the shareholder’s interests in the Trust in sufficient detail to establish that the shareholder held interests in the Trust on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. The Nominating Committee meets periodically as necessary. During the fiscal year ended September 30, 2015, the Nominating Committee met once.

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Ownership of Fund Shares

Set forth below is the dollar range of beneficial shares owned by each Trustee nominee as of September 12, 2016 in each Fund. Unless noted below, the other Trustee nominees did not own any beneficial shares of any Fund as of September 12, 2016

Trustee Nominee	Fund Name	Aggregate Dollar Range of Shares in each Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by the Trustee/Trustee nominee in the Turner Funds
Independent Trustee Nominee
Alfred C. Salvato	Turner Midcap Growth Fund	$10,001-$50,000	$10,001-$50,000
Interested Trustee Nominee
Robert E. Turner	Turner Medical Sciences Long/Short Fund	Over $100,000	Over $100,000
	Turner Titan Long/Short Fund	Over $100,000	Over $100,000
	Turner SMID Cap Growth Opportunities Fund	Over $100,000	Over $100,000
	Turner Midcap Growth Fund	Over $100,000	Over $100,000
	Turner Small Cap Growth Fund	Over $100,000	Over $100,000

Purchases and Sales of Shares of Turner

There were no purchases and sales by existing Directors and Nominees of securities of Turner or its parents, or subsidiaries of either, during the fiscal year ended September 30, 2015.

Current Trustee Compensation

The current Board holds regular quarterly meetings each year, and the current Trustees receive annual compensation from the Trust for serving on the Board and attending such meetings. The Trust does not compensate the Trustees who are officers or employees of the adviser. Effective February 27, 2015, the independent Trustees receive an annual retainer of $40,000 ($52,000 for the Board Chairman) payable quarterly. Each Audit Committee Member receives an annual retainer of $3,200 ($5,600 for the Audit Committee Chairman); and each Valuation Committee Member and the Valuation Committee Chairman receive an annual retainer of $800. In addition, independent Trustees receive $4,800

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($7,200 for the Board Chairman) for each regular or special board meeting (provided, however, that in the event that a special meeting is held telephonically and no resolutions are passed, then each independent Trustee will receive $1,600 and the Board Chairman will receive $4,000 for such meeting), $3,200 ($5,600 for the Audit Committee Chairman) for each audit committee meeting, $400 per fair value meeting and $1,500 for telephone meetings with counsel. Also, independent Trustees receive $5,000 for participating in a full day of Turner Funds’ business outside of Board meetings and preparation for such participation and $2,500 for a half day of such participation. Trustees are reimbursed for travel and other out-of-pocket expenses in connection with the attendance of Board meetings. The Trust does not offer any retirement benefits for Trustees. Brian F. McNally receives annual compensation from the Trust (currently $175,000) for serving as the Trust’s current chief compliance officer (“CCO”). In addition, Mr. McNally is reimbursed for out-of-pocket expenses in connection with his serving as CCO.

Independent Accountant’s Fees

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Tait Weller & Baker, LLP (“Tait Weller”) billed aggregate fees for services rendered to the Fund for the fiscal year ended September 30, 2015 as follows:

	2015
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees(1)	$85,000	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A
(c) Tax Fees(2)	15,000	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A

Notes:

(1)	Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax Fees consist of tax compliance services for the Trust. These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

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Effective May 15, 2015, Tait, Weller & Baker, LLP became the Trust’s principal accountant. Prior to that date, the Trust’s principal accountant was KPMG LLP (“KPMG”). KPMG billed aggregate fees for services rendered to the Fund for the fiscal year ended September 30, 2014, as follows:

	2014
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees(1)	$230,150	N/A	N/A
(b) Audit-Related Fees(2)	$15,000	N/A	N/A
(c) Tax Fees(3)	$96,964	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A

Notes:

(1)	Audit Fees include fees related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Audit-Related Fees relate to consents issued in connection with review of registration statements.
(3)	Tax Fees consist of tax compliance services for the Trust. These services primarily included preparation of federal and state income tax returns and federal excise tax returns, as well as review of annual excise distribution requirements.

Pre-Approval Policies and Procedures. The Audit Committee has delegated pre-approval of non-audit services to the Chairman of the Audit Committee, subject to ratification by the Audit Committee. Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	0.00%	0.00%
Tax Fees	0.00%	0.00%
All Other Fees	0.00%	0.00%

Non-Audit Fees. The aggregate non-audit fees and services billed by Tait Weller for the fiscal year ended September 30, 2015 was $15,000, as described above. The aggregate non-audit fees and services billed by KPMG for the fiscal year ended September 30, 2014 was $96,964, as described above. The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

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Additional Information

Curent Officers of the Trust. The current officers of the Trust, their respective age, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each office of the Trust is c/o Turner Investments LLC, 1000 Chesterbrook Blvd., 1st Floor, Berwyn, Pennsylvania 19312-2414. None of the officers receive compensation from the Trust for their services, other than Mr. McNally, who receives compensation noted above for his serve as Trust CCO. Officers are elected annually by the Trustees.

Name, Address and Age	Position Held with Trust and Length of Service	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Complex Overseen by Trustee	Other Directorships Held
Robert E. Turner (58)	President (since 2015)	President, Founder and Chief Investment Officer (since 1990), Chief Executive Officer (since 2015), Turner.	N/A	N/A
Joel B. Engle (50)	Controller and Chief Financial Officer (since 2015)	Senior Vice President (since 2007), Citi Fund Services.	N/A	N/A
Brian F. McNally (57)	Vice President (since 2002), Secretary and Chief Compliance Officer (since 2004)	General Counsel and Chief Compliance Officer (2004-2016), Deputy General Counsel (2002-2004), Turner.	N/A	N/A
Christopher Holmes (45)	Vice President and Assistant Secretary (since 2015)	Manager, Fund Administration and Compliance (since 2013), Senior Associate, Fund Administration and Compliance (2012), Associate, Fund Administration and Compliance (2005-2011), Operations Coordinator (2002-2005), Turner.	N/A	N/A

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PART 3

INFORMATION ABOUT OWNERSHIP OF SHARES OF EACH FUND

Outstanding Shares

Only shareholders of record at the close of business on September 12, 2016, will be entitled to notice of, and to vote at, the Meeting. On September 12, 2016, the following shares of each class of the Funds were outstanding and entitled to vote:

Fund	Shares outstanding and entitled to vote
Turner Medical Sciences Long/Short Fund
Investor Class	2,337,218
Institutional Class	1,233,898
Class C	291,845
Turner Titan Long/Short Fund
Investor Class	808,937
Institutional Class	2,486,007
Class C	154,763
Turner Midcap Growth Fund
Investor Class	5,509,312
Institutional Class	881,729
Retirement Class	25,564
Turner SMID Cap Growth Opportunities Fund
Investor Class	2,693,366
Institutional Class	621,509
Turner Small Cap Growth Fund
Investor Class	2,980,776

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PART 4

INFORMATION ON PROXY VOTING AND THE MEETING

Who is Eligible To Vote

Shareholders of record of a Fund as of the close of business on September 12, 2016 (the “record date”) are entitled to vote on all of that Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Trust’s By-Laws, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Trust have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Trust at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the proxy card provided if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposal described herein and will use their best judgment to vote on such other business as may

35

properly come before the Meeting or any adjournment thereof. The Funds may also arrange to have votes recorded by telephone, the Internet or other electronic means.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions which will appear on the website.

Quorum. The presence in person or by proxy of the holders of a majority in interest of a Fund entitled to vote shall constitute a quorum for the transaction of business with respect to such Fund at the Meeting. A majority in interest means 50.1% or more of total votes represented by all shares entitled to vote at a meeting either in person or by proxy. For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the Trust expects the chairman of the Meeting to adjourn the Meeting (from time to time in his or her discretion) in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed investment advisory agreement with respect to a Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of a

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Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. With respect to the proposal to elect eight (8) Trustees of the Trust, a plurality of Shares of all Funds of the Trust, voting together and not separately by Fund, is required to elect a Trustee. That means that the eight (8) nominees who receive the highest number of votes cast at the Special Meeting will be elected as Trustees.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Trust. The cost of soliciting proxies, including the costs related to the printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, ultimately will be borne by Turner. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Meeting and estimates Broadridge’s fees to be approximately $125,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Funds do not reimburse Trustees and officers of the Trust, or regular employees and agents of Turner, for any involvement in the solicitation of proxies.

The Trust will not bear any expenses in connection with the Transaction, including any costs of soliciting shareholder approval. All such expenses ultimately will be borne by Turner.

Voting by Turner

Turner intends to vote shares it owns and/or has the power to vote in the same proportion (for and against) the proposals described herein as those cast by other shareholders for and against these proposals, except in the case of Funds where Turner owns 25% or more of a Fund’s outstanding shares. In the case of Funds where Turner owns 25% or more of the Fund’s outstanding shares as of the record date, Turner intends to vote those shares in favor of the proposals as Turner may already be deemed to control those Funds because of the size of its ownership interest.

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Ownership of the Funds

Each person that, to the knowledge of the Funds, owned beneficially or of record 5% or more of the outstanding shares of any of the Funds as of the record date is listed in Exhibit C to this proxy statement. As of the record date, the current Trustees, nominee Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund or any class of the Funds, other than as listed in Exhibit D. The nominees for Trustee, other than Messrs. Salvato and Turner, do not own any shares of the Funds.

Procedures for Shareholder Communications with the Board

The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business address. Except with respect to routine operational matters as described below, the Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[Mailing Date], 2016

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EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this [____] day of [________], 2016, by and between Turner Funds, a Massachusetts business trust (the “Trust”), and Turner Investments LLC (the “Adviser”).

WHEREAS, the Trust is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of several series of shares, each having its own investment policies; and

WHEREAS, the Trust has retained [______] (in such capacity, the “Administrator”) to provide administration of the Trust’s operations, subject to the control of the Board of Trustees;

WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to the Portfolios set forth in the attached schedule and such other portfolios as the Trust and the Adviser may agree upon (the “Portfolios”), and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, and to continuously review, supervise, and administer the investment program of the Portfolios, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser’s activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust’s Officers and Trustees concerning the Adviser’s discharge of the foregoing responsibilities.

The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Portfolio’s prospectus and statement of additional information as amended from time to time, and applicable laws and regulations.

The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and

39

equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolios and is directed to use its best efforts to obtain the best net results as described from time to time in the Portfolios’ Prospectuses and Statement of Additional Information. The Adviser will promptly communicate to the Administrator and to the officers and the Trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolios’ Prospectuses and Statement of Additional Information.

3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved (less any assets of such Portfolios held in non-interest bearing special deposits with a Federal Reserve Bank).

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

4. OTHER EXPENSES. The Adviser shall pay all expenses of printing and mailing reports, prospectuses, statements of additional information, and sales literature relating to the solicitation of prospective clients. The Trust shall pay all expenses relating to mailing to existing shareholders prospectuses, statements of additional information, proxy solicitation material and shareholder reports.

5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which shares of a Portfolio are qualified for offer and sale, the Adviser shall bear such excess cost.

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However, the Adviser will not bear expenses of any Portfolio which would result in the Portfolio’s inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

7. STATUS OF ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

9. LIMITATION OF LIABILITY OF ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby. (As used in this Paragraph 9, the term “Adviser” shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are

41

or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. LICENSE OF ADVISER’S NAME. The Adviser hereby agrees to grant a license to the Trust for use of its name in the names of the Portfolios for the term of this Agreement and such license shall terminate upon termination of this Agreement.

12. DURATION AND TERMINATION. This Agreement shall become effective with respect to a Portfolio as of the date first above written and, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 12, the terms “assignment”, “interested persons” and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

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13. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at 1000 Chesterbrook Blvd., 1st Floor, Berwyn, PA 19312-2414, and if to the Adviser at 1000 Chesterbrook Blvd., 1st Floor, Berwyn, PA 19312-2414.

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

A copy of the Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust. Further, the obligations of the Trust with respect to any one Portfolio shall not be binding upon any other Portfolio.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

TURNER FUNDS	TURNER INVESTMENTS LLC

By:	By:

Attest:	Attest:

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SCHEDULE A
TO THE
INVESTMENT ADVISORY AGREEMENT

Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:

Fund	Fee (in Basis Points) of Average Daily Net Assets
Midcap Growth Fund	0.75%
Small Cap Growth Fund	1.00%
SMID Cap Growth Opportunities Fund	1.00%
Titan Long/Short Fund	1.50%
Medical Sciences Long/Short Fund	1.50%

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EXHIBIT B

INVESTMENT ADVISORY FEES

	Contractual Advisory Fee (as a percentage of average daily net assets) Under the Previously Existing Advisory Agreement and the New Advisory Agreement	Contractual Advisory Fee (as a percentage of average daily net assets) Under the New Advisory Agreement (After Waivers)	Advisory Fee Rate Paid to Turner (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended September 30, 2015	Most Recent Date of Shareholder Approval of Previously Existing Advisory Agreement and Purpose of Submission to Shareholders
Turner Medical Sciences Long/Short Fund	1.50%	0.75%	1.01%	February 7, 2011 (initial approval by sole shareholder)
Turner Titan Long/Short Fund	1.50%	0.75%	0.68%	May 6, 2009 (initial approval by sole shareholder)
Turner Midcap Growth Fund	0.75%	0.40%	0.35%	October 1, 1996 (initial approval by sole shareholder)
Turner Small Cap Growth Fund	1.00%	0.50%	0.43%	April 15, 1996 (reorganization of Turner Small Cap Portfolio of The Advisors’ Inner Circle Fund into the Fund)
Turner SMID Cap Growth Opportunities Fund	1.00%	0.45%	0.57%	February 27, 1998 (initial approval by sole shareholder)

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EXHIBIT C

5% OR GREATER OWNERSHIP OF A SHARE CLASS

The following table identifies those investors known to the Trust to own beneficially or of record 5% or more of the voting securities of a class of a Fund’s shares as of September 12, 2016. Any shareholder that owns 25% or more of the outstanding shares of a Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling a Fund or class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Fund	Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Turner Medical Sciences Long/Short Fund	Investor	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	1,855,730	79.62%
	Investor	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	227,323	9.75%
	Institutional	Merrill Lynch, Pierce, Fenner & Smith Inc. FSBO its Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	446, 072	36.30%
	Institutional	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NJ 07311	335,194	27.27%
	Institutional	UBS WM USA Omni Account M/F 1000 Harbor Blvd. Weehawken, NJ 07086	157,055	12.78%
	Institutional	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	78,693	6.40%
	Institutional	LPL Financial 9785 Towne Centre Dr. San Diego, CA 92121	67,934	5.53%
	Class C	UBS WM USA Omni Account M/F 1000 Harbor Blvd. Weehawken, NJ 07086	76,173	26.23%

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Fund	Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Turner Medical Sciences Long/Short Fund (cont.)	Class C	Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery St. San Francisco, CA 94104	18,398	6.34%
	Class C	Pershing LLC PO Box 2052 Jersey City, NJ 07303	15,540	5.35%
Turner Titan Long/Short Fund	Investor	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	422,784	52.41%
	Investor	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	52,047	6.45%
	Institutional	Merrill Lynch, Pierce, Fenner & Smith Inc. FSBO its Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	576,119	23.21%
	Institutional	First Clearing LLC Special Custody Account FEBO Customers 2801 Market St. Saint Louis, MO 63103	472,326	19.03%
	Institutional	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	236,787	9.54%
	Institutional	UBS WM USA Omni Account M/F 1000 Harbor Blvd. Weehawken, NJ 07086	224,556	9.05%
	Institutional	Robert E. Turner Jr. Trust 799 Grubbs Mill Rd. Berwyn, PA 19312.	222,158	8.95%
	Institutional	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	127,222	5.12%
	Class C	UBS WM USA Omni Account M/F 1000 Harbor Blvd. Weehawken, NJ 07086	65,199	42.13%

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			Number of	Percentage
			Shares of	of Shares
		Shareholder Name and	Class	of Class
Fund	Class	Address	Owned	Owned
Turner SMID Cap Growth Opportunities Fund	Investor	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	872,134	32.39%
	Investor	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	763,662	28.36%
	Investor	Merrill Lynch, Pierce, Fenner & Smith Inc. FSBO its Customers 4800 Deer Lake Drive E. Jacksonville, FL 32246	188,069	6.98%
	Institutional	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	495,143	79.67%
	Institutional	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	50,529	8.13%
	Institutional	The Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482	38,631	6.22%
Turner Midcap Growth Fund	Investor	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	1,955,603	35.54%
	Investor	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	1,022,670	18.59%
	Investor	TD Ameritrade Inc. FEBO our Clients PO Box 2226 Omaha, NE 68103	290,285	5.28%
	Institutional	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	270,069	30.63%
	Institutional	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 Jersey City, NJ 07311	143,611	16.29%
	Institutional	UBS WM USA Omni Account M/F 1000 Harbor Blvd. Weehawken, NJ 07086	106,035	12.03%

48

			Number of	Percentage
			Shares of	of Shares
		Shareholder Name and	Class	of Class
Fund	Class	Address	Owned	Owned
Turner Midcap Growth Fund (cont.)	Institutional	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	70,474	7.99%
	Institutional	The Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482	62,882	7.13%
	Institutional	First Clearing LLC Special Custody Account FEBO Customers 2801 Market St. Saint Louis, MO 63103	53,744	6.10%
	Retirement	Wells Fargo Bank FBO Various Retirement Plans 1525 West WT Harris Blvd. Charlotte, NC 28288	6,237	24.40%
	Retirement	National Financial Services Corp. FEBO our Customers 82 Devonshire St. Boston, MA 02109	5,200	20.34%
	Retirement	DCGT as Trustee and/or Customer FBO PLIC Various Retirement Plans 711 High St. Des Moines, IA 50392	5,148	20.14%
	Retirement	Pershing LLC PO Box 2052 Jersey City, NJ 07303	3,661	14.32%
	Retirement	TD Ameritrade Inc. FEBO our Clients PO Box 2226 Omaha, NE 68103	1,753	6.86%
Turner Small Cap Growth Fund	Investor	Charles Schwab & Co. Inc. 101 Montgomery St. San Francisco, CA 94104	1,259,682	42.43%
	Investor	National Financial Services Corp. FEBO our Customers 499 Washington Blvd. Jersey City, NJ 07310	377,878	12.73%
	Investor	The Vanguard Fiduciary Trust Co. PO Box 2600 Valley Forge, PA 19482	284,563	9.58%

49

EXHIBIT D

SHARE OWNERSHIP BY CURRENT TRUSTEES,
TRUSTEE NOMINEES AND TRUST OFFICERS

As of the record date, the current Trustees, nominee Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each Fund or any class of the Funds, other than as listed below.

Fund	Class	Name of Beneficial Owner	Number of Shares of Class Owned	Percent of Shares of Class Owned
Turner Medical Sciences Long/Short Fund	Institutional	Robert E. Turner	127,826	10.36%
Turner Titan Long/Short Fund	Institutional	Robert E. Turner	347,250	13.97%
Turner SMID Cap Growth Opportunities Fund	Investor	Robert E. Turner	37,498	1.39%
Turner Midcap Growth Fund	Investor	Robert E. Turner	76,263	1.38%
Turner Small Cap Growth Fund	Investor	Robert E. Turner	40,501	1.36%

Fund	Class	Aggregate Percentage of Shares of Class Owned by Current Trustees, Trustee Nominees and Officers of the Trust
Turner Medical Sciences Long/Short Fund	Institutional	10.36%
Turner Titan Long/Short Fund	Institutional	13.97%
Turner SMID Cap Growth Opportunities Fund	Investor	1.39%
Turner Midcap Growth Fund	Investor	1.41%
Turner Small Cap Growth Fund	Investor	1.38%

50

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E13910-S50781	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

						For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

	1.	To approve eight (8) nominees to the Board of Trustees of the trust.				☐	☐	☐
		Nominees:
		01)	Robert E. Turner	05)	David Gilbert, PhD
		02)	Alfred C. Salvato	06)	Peri Wallace Higgins
		03)	Michael T. Kennedy	07)	Richard D. Miles
		04)	David B. Adcock	08)	William Moran, MBA, CPA

										For	Against	Abstain

2.	A proposal to approve a new advisory agreement between the Trust on behalf of the Turner Funds (each, a “Fund” and, collectively, the “Funds”), and Turner Investments LLC (“New Turner”) as successor to Turner Investments, L.P., each Fund’s current investment adviser (“Turner”), as a result of a proposed transaction involving the sale of Turner.									☐	☐	☐

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TURNER FUNDS, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at http://www.turnerinvestments.com.

E13911-S50781

TURNER FUNDS
SPECIAL MEETING OF SHAREHOLDERS DECEMBER 2, 2016

The undersigned hereby appoints Robert Baird and Chris Holmes as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Turner Funds, to be held at the offices of Turner Investments, L.P., 1000 Chesterbrook Boulevard, Berwyn, Pennsylvania 19312 on December 2, 2016, at 10:00 a.m. Eastern Time, and any adjournments or postponements of the Meeting, all shares of beneficial interest of the Fund that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth on the reverse side, and in accordance with their own discretion, on any other matters properly brought before the Meeting.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE VOTE THIS PROXY CARD TODAY. YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE EXPENSE OF ADDITIONAL MAILINGS. RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Trustees’ recommendations.